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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 24, 2000.



                               National City Bank
                     --------------------------------------
           (Originator of the National City Credit Card Master Trust)
                                on behalf of the
                     National City Credit Card Master Trust
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                333-43570                  34-0420310
----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
 of Incorporation)                                        Identification Number)

         1900 East 9th Street
            Cleveland, Ohio                                       44114
---------------------------------------                         ----------
(Address of Principal Executive Office)                         (Zip Code)



Registrant's telephone number, including area code (216) 575-2000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 24, 2000 the National City Credit Card Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2000-1 and its Class B Floating Rate Asset Backed Certificates, Series 2000-1

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.1.

     Exhibit 4.1    Series 2000-1 Supplement dated August 24, 2000.

Item 8.           Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the National City Bank on behalf of the National City Credit Card Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY CREDIT CARD MASTER TRUST

                                       BY: NATIONAL CITY BANK



                                       By:  /s/ Robert B. Crowl
                                           ---------------------
                                       Name: Robert B. Crowl
                                       Title:  Vice President




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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

4.1      Series 2000-1 Supplement dated August 24, 2000








































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